Investor Presentation (NASDAQ: BYND) February 25, 2021

This presentation contains, in addition to historical information, certain forward-looking statements that are based on our current assumptions, expectations and projections about future performance and events and relate to, among other matters, our future financial performance, our business strategy, industry and market trends, future expectations concerning our market position, future operations and capital expenditures. Forward-looking statements generally contain words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," "anticipates," and similar expressions. These forward-looking statements are only predictions, not historical fact. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause actual results to differ materially from expectations include, among others: the duration, magnitude and effect of the COVID-19 pandemic including on our supply chain, the demand for our products, our product and channel mix, the timing and level of retail purchasing, our manufacturing facilities and operations, our inventory levels, our ability to expand and produce in new geographic markets or the timing of such expansion efforts, the pace and success of new product introductions, the timing of new foodservice launches, and on overall economic conditions and consumer confidence and spending levels; estimates of our expenses, future revenues, capital expenditures, capital requirements and our needs for additional financing; the effects of increased competition from our market competitors; our ability to effectively manage our growth; the failure of acquisitions and other investments to be efficiently integrated and produce the results we anticipate; the success of operations conducted by joint ventures; the success of distribution expansion and new product introductions in increasing revenues and market share; the timing and success of strategic partnership launches and limited time offerings resulting in permanent menu items; the timing and level of trade and promotion discounts; our ability to effectively manage and expand our manufacturing and production capacity, forecast demand and manage our inventory; our ability to successfully enter new markets, manage our international expansion and comply with any applicable laws and regulations; the success of our marketing efforts and the ability to grow brand awareness, maintain, protect and enhance our brand, attract and retain new customers and grow our market share; changes in consumer tastes and trends; our indebtedness and ability to comply with covenants in our credit agreement; changes in government regulations and policies; legislation or changes in laws affecting plant-based meat, the labeling or naming of our products, or our brand name or logo; availability and prices of raw materials for our products; outcomes of legal or administrative proceedings; the financial condition of, and our relationship with our suppliers, co-manufacturers, distributors, retailers and foodservice customers; the ability of our suppliers and co-manufacturers to comply with food safety, environmental or other laws or regulations; the effectiveness of internal controls; and general economic conditions. We are under no duty to update any of these forward-looking statements after the date of this presentation except as otherwise required by law. Our historical results are not necessarily indicative of the results to be expected for any future periods and our operating results for the three and twelve months ended December 31, 2020 are not necessarily indicative of the results that may be expected for any other interim periods or any future year or period. This presentation also contains estimates and other statistical data obtained from independent parties and by us relating to market size and growth and other data about our industry and ultimate consumers. The number of retail and foodservice outlets are derived from data through December 31, 2020. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. In addition, projections, assumptions and estimates of our future performance and the future performance of the geographic and other markets in which we operate are necessarily subject to a high degree of uncertainty and risk. “Beyond Meat,” “Beyond Burger,” “Beyond Sausage,” “Beyond Breakfast Sausage,” “Beyond Breakfast Sausage Links,” “Beyond Meatballs,” “Beyond Mince,” the Caped Steer Logo and “The Future of Protein” are registered trademarks of Beyond Meat, Inc. in the United States and, in some cases, in certain other countries. All other brand names or trademarks appearing in this presentation are the property of their respective holders. Solely for convenience, the trademarks and trade names in this presentation are referred to without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. Disclaimer 2

Beyond Meat uses the non-GAAP financial measures set forth below in assessing its operating performance and in its financial communications. Management believes these non-GAAP financial measures provide useful additional information to investors about current trends in the Company's operations and are useful for period-over-period comparisons of operations. In addition, management uses these non-GAAP financial measures to assess operating performance and for business planning purposes. Management also believes these measures are widely used by investors, securities analysts, rating agencies and other parties in evaluating companies in our industry as a measure of our operational performance. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be computed in the same manner as similarly titled measures used by other companies. Adjusted gross profit and Adjusted gross margin Adjusted gross profit is defined as net revenues less cost of goods sold adjusted to exclude, when applicable, costs attributable to COVID-19 which are not considered to be part of the Company’s normal business activities. Adjusted gross margin is defined as Adjusted gross profit divided by net revenues. Adjusted gross profit and Adjusted gross margin are presented to provide additional perspective on underlying trends in the Company’s gross profit and gross margin, which we believe is useful supplemental information for investors to be able to gauge and compare the Company’s current business performance from one period to another. Adjusted net (loss) income and Adjusted net (loss) income per diluted common share Adjusted net (loss) income is defined as net (loss) income adjusted to exclude, when applicable, costs attributable to COVID-19, as well as other special items, which are those items deemed not to be reflective of the Company’s ongoing normal business activities. Adjusted net (loss) income per diluted common share is defined as Adjusted net (loss) income divided by the number of diluted common shares outstanding. We consider Adjusted net (loss) income and Adjusted net (loss) income per diluted common share to be indicators of operating performance because excluding special items allows for period-over-period comparisons of our ongoing operations. Adjusted net (loss) income per diluted common share is a performance measure and should not be used as a measure of liquidity. Adjusted EBITDA and Adjusted EBITDA as a % of net revenues Adjusted EBITDA is defined as net (loss) income adjusted to exclude, when applicable, income tax expense (benefit), interest expense, depreciation and amortization expense, restructuring expenses, share-based compensation expense, expenses attributable to COVID-19, remeasurement of our warrant liability, and Other, net, including investment income, loss on extinguishment of debt and foreign currency transaction gains and losses. Adjusted EBITDA as a % of net revenues is defined as Adjusted EBITDA divided by net revenues. Refer to pages 19 - 21 for a reconciliation of these non-GAAP financial measures to their closest comparable GAAP measures. 3 Non-GAAP Financial Measures

Business Overview

We Use Proprietary Science to Redefine Meat Beyond Meat’s Proprietary Technology & Process are Used to Replicate Animal Meat’s Principal Components from Plant Proteins 5 We begin with meat’s COMPOSITION versus its animal ORIGIN Then replicate its core structure & sensory experience Microscopy Comparing Beyond Sausage to Pork Sausage Actual Images of the Beyond Burger and Ground Beef Scanning Electronic Microscopy Confocal Laser Microscopy Beyond Sausage Pork Sausage Raw Cooked Beyond Burger Ground Beef

29% Of the water in agriculture is directly or indirectly used for animal production 3 78% Of all agricultural land is used for livestock, including grazing land and cropland dedicated to the production of feed4 30% Of most cancers in developed countries attributed to dietary factors, including consumption of certain meats2 We are Committed to Providing Products that Enable Consumers to Eat What You LoveTM 6 42% Reduced risk of developing heart failure associated with people who eat a mostly plant-based diet1 18-51% Of global greenhouse gas emissions driven by livestock rearing and processing3 60 - 70 Billion Farm animals reared for food each year5 With current food production systems threatening both human health and environmental sustainability, plant-based diets offer a growing global population a solution of healthy diets and sustainable food systems6 1 Plant Based Diet Associated with Less Heart Failure Risk Report, presented at the American Heart Association scientific meeting, November 13, 2017. 2 Key, Timothy J. et al., Diet, nutrition and the prevention of cancer, Scientific background papers of the joint WHO/FAO expert consultation, Geneva, 28 January - 1 February 2002, Public Health Nutrition, Vol 7, No. 1(A), Supplement 1001, February 2004. 3 Reprinted from Water Resources and Industry, Volumes 1–2, March–June 2013, P.W. Gerbens-Leenes, M.M. Mekonnen, A.Y. Hoekstra, The water footprint of poultry, pork and beef: A comparative study in different countries and production systems, Page No. 26, Copyright (2013), with permission from Elsevier. 4 Livestock’s Long Shadow-Environmental Issues and Options, Food and Agriculture Organization of the United Nations, 2006. 5 Compassion in World Farming, Strategic Plan 2013-2017. 6 Food in the Anthropocene: the EAT–Lancet Commission on healthy diets from sustainable food systems, 2019.

Innovation is at the Core of our Company and is a Key Differentiator 7 Innovation Strategy Led by Highly Respected Team of Scientists State-of-the-Art Innovation Center • Large, experienced team composed of scientists, engineers, researchers, technicians, and chefs • Work seamlessly with internal chefs and food technologists to ensure the best quality in terms of taste, texture and other sensory attributes • R&D Application Lab • Color / Encapsulation Lab • Analytical Lab • Chemical Lab • Microbiology / Fermentation Lab • Pilot Plant • Test Kitchen 30,000 Sq. Ft Manhattan Beach Project Innovation Center (El Segundo, CA) R&D as a % of Net Revenue (Most Recent FY)1 Beyond Meat’s products are driven by proprietary technology and a relentlessly focused innovation team 7.8% 1.9% 1.0% 0.6% 0.5% 0.5% 0.3% 0.2% 1 Data derived from public filings 2 Kellogg is the parent company of Morningstar Farms 3 WH Group is the parent company of Smithfield 4 Conagra is the parent company of Gardein 5 Kraft Heinz is the parent company of Boca Burger Beyond Meat Kellogg2 WH Group3 Conagra4 Kraft Heinz5 Hormel Tyson Nestle

Recent Notable Updates

$1.4tn Size of the Global Meat Category1 Our Approach to Product and Strategy has Made Us a Leading Disruptor in the Meat Category 9 We are Disrupting the Largest Category in Food 1 According to Fitch Solutions Macro Research, a division of Fitch Solutions, research data, August 6, 2018. 2 As of end of Q4 2020, as compared to end of Q4 2019. 3 Includes Canada. Net Revenues ($ Millions) $270bn Size of the U.S Meat Category1 Beyond Meat is the Future of Protein 37% 2019 FY - 2020 FY Revenue YoY Growth ~1.5x Increase in Manufacturing Capacity2 ~28,000 U.S Stores Retail Rollout ~52,000 International Outlets Retail and Foodservice Rollout3 ~42,000 U.S Outlets Foodservice Rollout ~122,000 Total Outlets Worldwide $32.6 $87.9 $297.9 $406.8 2017 2018 2019 2020 CAGR 132%

Total Distribution and Brand Awareness 10 Total Outlets (Worldwide)1 ~31,000 ~122,000 294% US Retail ~17,000 ~28,000 65% US Foodservice ~12,500 ~42,000 236% International Retail2 ~150 ~34,000 22,567% International Foodservice2 ~1,500 ~18,000 1,100% 1 Totals may not add up due to rounding. 2 Presentation of International distribution outlets now includes Canada, which was historically combined with US distribution. 3 Unaided brand awareness represents results of the answer to, “what brands, if any, come to mind when you think of a meat alternative product?” At IPO based on Oct 2018 survey of 1,004 people, January 2021 based on January 2021 survey of 1,000 people. 4 Total brand awareness represents the answer to “which of the following meat alternative brands have you heard of before today?” and “which of the following other brands have you heard of before today?” At IPO based on Oct 2018 survey of 1,004 people, January 2021 based on January 2021 survey of 1,000 people. At IPO Growth Brand Awareness Unaided brand awareness3 6% 22% 267% Total brand awareness4 23% 59% 157% At IPO January2021 Growth December 2020

U.S. Retail Velocity and Market Share Trends 11 42% (9)% (8)% Last 52 Weeks* Last 12 Weeks* Last 4 Weeks* +446 bps +204 bps +206 bps Last 52 Weeks Last 12 Weeks Last 4 Weeks Beyond Meat Velocity Growth (YoY)1 ($/TDP) Beyond Meat Market Share Growth (YoY)2 Source: SPINS Data through December 27, 2020 1 Includes aggregate data for Beyond Meat products across all Frozen and Refrigerated Plant-Based Meats in the US MULO channel only 2 Includes aggregate data for Beyond Meat products across all Frozen and Refrigerated Plant-Based Meats in both the US MULO and US Natural Enhanced channels * Growth in total distribution points (TDP) for the Beyond Meat brand was up 47%, 68% and 66% year-over-year for the 52-week, 12-week and 4-week periods ended December 27, 2020, respectively

Sales by Distribution Channel 12 U.S Retail $50 $129 $264 2018 2019 2020 Net Revenues ($ Millions) U.S Foodservice International Select Customers Select Highlight Retail points of distribution across the United States carrying Beyond Meat products ~17,000 At IPO ~28,000 December 2020 $21 $70 $61 2018 2019 2020 Net Revenues ($ Millions) Net Revenues ($ Millions) Select Customers Select Highlight Foodservice outlets across the United States carrying Beyond Meat products ~12,500 At IPO $17 $98 $82 2018 2019 2020 Select Customers Select Highlight International Retail and Foodservice outlets carrying Beyond Meat products ~1,650 At IPO ~42,000 December 2020 ~52,000 December 2020

Recent Notable Updates Beyond Meat Rapid & Relentless Innovation Program Is Designed to Make Our Existing Products Obsolete, Generate New Products & Platforms, and Serve A Widening Circle of Customers January 2021 UK Permanent Item Customers Products International 13 We continue to expand our foodservice partnerships, with the announcement of new or expanded customer relationships We continue to focus on innovation, including rollouts of both new and enhanced product offerings 6+ new product launches / enhancements over the past 2 years Beyond Breakfast Sausage Links (2020) Beyond Meatballs (2020) Beyond Breakfast Sausage Patties (2020) Reformulated Beyond Sausage (2020) Beyond Fried Chicken (2020) Reformulated Beyond Burger (2019) October 2020 Belgium Limited Test October 2020 China Expanded Test International Supply ChainJanuary 2021 UAE + Kuwait Permanent Item November 2020 US National LTO January 2021 Sweden + Denmark Limited Test Beyond Mince (2020) Available in more than 80 countries worldwide Other Notable Highlights: • Launched long-term menu with 18 location Beijing chain Jin Ding Xuan Established 1st extrusion facility outside of the U.S in Enschede, Netherlands (Completed first dry blend production run in January 2021) Signed agreement with Jiaxing Economic & Technological Development Zone to develop manufacturing capabilities in Jiaxing, China (Full scale end-to-end production expected first half of 2021)

Financial Update

• Net revenues increased 3.5% to $101.9 million, primarily driven by increased retail channel sales, largely offset by a decline in foodservice channel sales due to the continued impact of COVID-19 on foodservice demand levels • Adjusted gross margin2, which excludes $3.7 million in costs attributable to COVID-19, was 28.5% with the YoY decrease primarily due to lower absorption of fixed overhead production costs where the Company recognized higher per unit cost of goods sold in the fourth quarter of 2020 as the Company sold off inventory on hand • Adjusted net loss3, which excludes $3.7 million in costs attributable to COVID-19, was $21.4 million, driven by the decline in gross profit, combined with higher operating expenses primarily due to the Company’s increased headcount to support long-term growth, investment in international expansion efforts, specifically in Europe and China, higher production trial costs, investments in IT infrastructure, and continued investments in marketing and research and development Q4 2020 Performance Update 15 Highlights 1 Unaudited 2 See appendix for reconciliation of Adjusted Gross Profit and Adjusted Gross Margin. 3 See appendix for reconciliation of Adjusted Net (Loss) Income. 4 See appendix for reconciliation of Adjusted EBITDA and Adjusted EBITDA as a % of net revenues. ($) millions Q4’201 Q4’19 Change Net Revenues $101.9 $98.5 3.5% Gross Profit $25.4 $33.5 (24.2)% Gross Margin % 24.9% 34.0% (910) bps Adjusted Gross Profit2 $29.1 $33.5 (13.1)% Adjusted Gross Margin2 28.5% 34.0% (550) bps Loss from Operations $(24.5) $(0.9) NA Net Loss $(25.1) $(0.5) NA Adjusted Net Loss3 $(21.4) $(0.5) NA Adjusted EBITDA4 $(9.5) $9.5 NA Adjusted EBITDA as a % of net revenues4 (9.3)% 9.7% (1,900) bps

Net Revenue Growth by Channel 16 Net Revenue by Channel 1 Unaudited 2 SPINS Consumer Panel Data as of 12/27/2020 Highlights 2018 2019 2020 1 U.S Retail 97% 160% 104% U.S Foodservice 231% 240% (14)% International Retail 445% 1,432% 136% International Foodserivce 1,859% 403% (45)% Consolidated 170% 239% 37% YoY Growth (%) $50 $129 $264 $21 $70 $61 $15 $36 $16 $83 $45 U.S Retail U.S Foodservice International Retail International Foodservice 2018 2019 2020 ($ Millions) • Maintained solid total revenue growth despite COVID-19 impact on foodservice channels: ◦ Retail revenues more than doubled vs. 2019 ◦ Core brand metrics of Household Penetration, Buyer Rate, Purchase Frequency and Repeat Rate all increased sequentially year-over-year2 ◦ Multiple levers for growth remain, including foodservice channel distribution growth, international penetration and new product launches • Continued investment in infrastructure and capabilities to support future growth • Continued to support future revenue growth through incremental investments in marketing, innovation and strategic customer partnerships $1

• YoY gross margin decline primarily driven by lower net price per pound driven by the company’s strategic investments in promotional activity, and product mix shifts as larger-pack items carrying a lower net price per unit volume accounted for a greater proportion of the company's retail net revenues compared to the prior year • Operating expenses were higher primarily due to company’s effort to support long-term growth ◦ R&D efforts focused on enhancements to our product formulations, production processes and the development of new products ◦ International expansion initiatives to expand brand presence and sales growth, specifically in Europe and China ◦ IT infrastructure investment to support company’s growing operations 1 See appendix for reconciliation of Adjusted EBITDA 2 Restructuring expenses are included in SG&A operating expenses Gross Margin and Operating Expense Update 17 Gross Profit and Margin Highlights $18 $100 $122 2018 2019 2020 OpEx and OpEx % of Net Revenue2 ($ millions) Adjusted EBITDA1 ($ millions) $(19.3) $25.3 $11.8 33.7% 42.2% $100 $172 $21 $32 $80 $140 SG&A R&D 2019 2020 ($ millions) Gross Margin Operating Expenses2 as % of Net Revenues R&D as % of Net Revenue 6.9% 7.8% 20.0% 33.5% 30.1%

Appendix

Reconciliation of Non-GAAP Financial Measures Reconciliation of Adjusted Gross Profit and Adjusted Gross Margin (unaudited) 19 Three Months Ended Year Ended (in thousands) December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019 Gross profit, as reported $ 25,405 $ 33,461 $ 122,275 $ 99,756 Repacking costs attributable to COVID-19 — — 6,572 — Inventory write-offs and reserves attributable to COVID-19 3,719 — 4,823 — Adjusted gross profit $ 29,124 $ 33,461 $ 133,670 $ 99,756 Gross margin, as reported 24.9% 34.0% 30.1% 33.5 % Repacking costs attributable to COVID-19, as a percentage of net revenues — % — % 1.6% — % Inventory write-offs and reserves attributable to COVID-19, as a percentage of net revenues 3.6% — % 1.2% — % Adjusted gross margin 28.5% 34.0% 32.9% 33.5%

Reconciliation of Non-GAAP Financial Measures Reconciliation of Adjusted Net (Loss) Income and Adjusted Net (Loss) Income per Diluted Common Share (unaudited) 20 Three Months Ended Year Ended (in thousands) December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019 Net loss, as reported $ (25,077) $ (452) $ (52,752) $ (12,443) Repacking costs attributable to COVID-19 — — 6,572 — Inventory write-offs and reserves attributable to COVID-19 3,719 — 4,823 — Product donations attributable to COVID-19 relief efforts — — 2,742 — Remeasurement of warrant liability — — — 12,503 Loss on extinguishment of debt — — 1,538 — Adjusted net (loss) income $ (21,358) $ (452) $ (37,077) $ 60 Three Months Ended Year Ended (in thousands, except share and per share amounts) December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019 Numerator: Net loss, as reported $ (25,077) $ (452) $ (52,752) $ (12,443) Aggregate non-GAAP adjustments as listed above 3,719 — 15,675 12,503 Adjusted net (loss) income used in computing basic and diluted Adjusted net (loss) income per diluted common share $ (21,358) $ (452) $ (37,077) $ 60 Denominator: Weighted average shares used in computing Adjusted net (loss) income per common share, basic 62,723,875 61,229,539 62,290,445 42,274,777 Dilutive effect of shares issuable under options and RSUs — — — 5,110,713 Weighted average shares used in computing Adjusted net (loss) income per common share, diluted 62,723,875 61,229,539 62,290,445 47,385,490 Adjusted net (loss) income per diluted common share $ (0.34) $ (0.01) $ (0.60) $ — Three Months Ended Year Ended December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019 Net loss per share available to common stockholders - diluted, as reported $ (0.40) $ (0.01) $ (0.85) $ (0.29) Repacking costs attributable to COVID-19 — — 0.11 — Inventory write-offs and reserves attributable to COVID-19 0.06 — 0.08 — Product donations attributable to COVID-19 relief efforts — — 0.04 — Remeasurement of warrant liability — — — 0.29 Loss on extinguishment of debt — — 0.02 — Adjusted net (loss) income per diluted common share $ (0.34) $ (0.01) $ (0.60) $ —

Reconciliation of Non-GAAP Financial Measures Reconciliation of Adjusted EBITDA (unaudited) 1 Primarily comprised of legal and other expenses associated with the dispute with a co-manufacturer with whom an exclusive supply agreement was terminated in May 2017. 2 Comprised of $3.7 million in costs attributable to COVID-19, stemming from inventory write-offs and reserves associated with foodservice products determined to be unsalable in the three months ended December 31, 2020, and $14.1 million in costs attributable to COVID-19 consisting of $6.6 million in product repacking costs, $4.8 million in inventory write-offs and reserves associated with foodservice products determined to be unsalable, and $2.7 million in product donation costs related to our COVID-19 relief efforts in the twelve months ended December 31, 2020. Expenses attributable to COVID-19 in the twelve months ended December 31, 2020 include $1.2 million in product donation costs related to the Company's COVID-19 relief efforts in the first quarter of 2020, which were not previously included in the Company's Adjusted EBITDA calculation for the three months ended March 28, 2020 as these were deemed immaterial to its first quarter 2020 financial results. Given the significant increase in COVID-19-related expenses in the subsequent quarters of 2020, and to facilitate better comparison from period to period, management determined that it was appropriate to recast its previous first quarter 2020 Adjusted EBITDA calculation to include these costs. 3 Includes $1.5 million in loss on extinguishment of debt in the year ended December 31, 2020. 21 Three Months Ended Year Ended (in thousands) December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019 Net loss, as reported $ (25,077) $ (452) $ (52,752) $ (12,443) Income tax expense 2 (12) 72 9 Interest expense 613 742 2,576 3,071 Depreciation and amortization expense 4,023 2,126 13,299 8,106 Restructuring expenses1 402 1,309 6,430 4,869 Share-based compensation expense 6,902 7,000 27,279 12,807 Expenses attributable to COVID-192 3,719 — 14,137 — Remeasurement of warrant liability — — — 12,503 Other, net3 (70) (1,205) 759 (3,629) Adjusted EBITDA $ (9,486) $ 9,508 $ 11,800 $ 25,293 Net loss as a % of net revenues (24.6) % (0.5) % (13.0) % (4.2) % Adjusted EBITDA as a % of net revenues (9.3) % 9.7% 2.9% 8.5%